SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report:  August 15, 2005

ZONES, INC.

(Exact name of Registrant as Specified in its Charter)

WASHINGTON	0-28488	91-1431894
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer of
incorporation or organization)		Identification Number)

1102 15th Street SW, Suite 102, Auburn, Washington 98001-6509

(Address of Principal Administrative Offices)

Registrant’s Telephone Number, Including Area Code:  (253) 205-3000

________________________________

Click the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

4.01(a) Previous independent registered public accounting firm.

On August 15, 2005, Zones, Inc. dismissed PricewaterhouseCoopers LLP as its independent registered public accounting firm.  The Registrant's Audit Committee participated in and approved the decision to change its independent registered public accounting firm.

The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the two most recent fiscal years and through August 15, 2005, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the financial statements for such years.

During the two most recent fiscal years and through August 15, 2005, there have been no reportable events (as defined in Item 304(a)(1)(v)) of Regulation S-K).

The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  A copy of such letter, dated August 18, 2005, is filed as Exhibit 16.1 to this Form 8-K.

4.01(b) New independent registered public accounting firm.

The Registrant engaged Grant Thornton LLP as its new independent registered public accounting firm as of August 18, 2005.  During the two most recent fiscal years and through August 18, 2005, the Registrant has not consulted with Grant Thornton LLP. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant or oral advice was provided that Grant Thornton LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304Item of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.

Exhibit 16.1, Letter, dated August 18, 2005, from PricewaterhouseCoopers LLP to the Securities and Exchange Commission

SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

ZONES, INC.

Dated: August 19, 2005	/s/ RONALD P. MCFADDEN
By: Ronald P. McFadden Its: Secretary and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT No.	DESCRIPTION

16.1	Letter, dated August 18, 2005, from PricewaterhouseCoopers LLP to the Securities and Exchange Commission